UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report: August 7, 2002
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6217	94-1672743
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California	95052-8119
(Address of principal executive offices)	(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

Item 5.	OTHER EVENTS

5.1	In accord with Commission Order No. 4-460 (June 27, 2002), and the published Statement of the Commission Staff (July 29, 2002), the Registrant is attaching hereto (Exhibits 7(c)) copies of the sworn statements of Craig R. Barrett, Chief Executive Officer, and Andy D. Bryant, Chief Financial Officer. The originals of these documents are being submitted to the Secretary of the Commission in accord with said Order on or about August 8, 2002. The filing of these documents with this Form 8-K should not be considered as implying that the Registrant considers these documents to be material in nature. The Registrant notes that the documents are to be published by the Commission on the www.sec.gov website, and that the Registrant is publishing a press release dated as of August 8, 2002 stating that such documents have been filed, without exceptions, with the Commission.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Craig R. Barrett Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Andy D. Bryant Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: August 7, 2002	By:	/s/ Andy D. Bryant

Andy D. Bryant
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer